UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)

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Endovasc, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ENDOVASC, INC.
550 Club Drive, Suite 345
Montgomery, Texas 77316

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 16, 2005

To Our Stockholders:

You are invited to attend the Annual Meeting of Stockholders of Endovasc, Inc. (the “Company”) to be held at Havens Landing, 19785 State Highway 105 West, Montgomery, Texas, on December 16, 2005 at 2:00 p.m., local time, for the following purposes.

1.	To re-elect one Director to serve for a three-year term and until his or her successor is elected and qualified.
2.	To ratify McConnell & Jones LLP as independent auditors for the fiscal year ending June 30, 2006.
3.	To amend the Company’s Articles of Incorporation to increase the authorized Common Stock, $.001 par value per share, to 500,000,000 shares.
4.	To amend the Certificate of Designation of Powers, Preferences, Limitations, and Relative Rights for the Series NDC Stock to permit the redemption thereof by the Company.
5.	To approve the Company’s 2005 Executive Compensation Plan and options granted to certain officers thereunder.
6.	To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

The record date for the Annual Meeting is October 28, 2005. Holders of our Common Stock, $.001 par value per share, and holders of the Company’s Series NDC Stock, $.001 par value per share, of record as of October 28, 2005 are entitled to notice of and to vote at the Annual Meeting. These proxy materials and the form of proxy accompanying them were first sent or given to the Company’s stockholders on November 7, 2005.

Your vote is important. We ask you to complete, date, sign and return the accompanying proxy whether or not you plan to attend the Annual Meeting. Signature of a proxy will not affect your right to revoke the proxy if you later decide to attend the meeting and vote in person. If you plan to attend the Annual Meeting to vote in person and your shares are registered in the name of your broker, nominee or bank, you must secure a proxy from the broker, nominee or bank assigning voting rights to you for your shares.

BY ORDER OF THE BOARD OF DIRECTORS

Diane Dottavio, Ph.D.
President, Chief Executive Officer and Secretary
November 7, 2005
Montgomery, Texas

ENDOVASC, INC.
550 Club Drive, Suite 345
Montgomery, Texas 77316

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
December 16, 2005, and Adjournments

Approximate date proxy material first sent to stockholders:
November 7, 2005

SOLICITATION BY THE BOARD OF DIRECTORS

The proxy furnished herewith, for use only at the Annual Meeting of Stockholders of Endovasc, Inc. (the “Company”) to be held at Havens Landing, 19785 State Highway 105 West, Montgomery, Texas, at 2:00 p.m., local time, on December 16, 2005, and any and all adjournments thereof, is solicited by the Board of Directors of the Company. We are making this solicitation by mail and in person or by telephone through the Company’s officers, directors and regular employees. We may make arrangements with brokerage houses or other custodians, nominees and fiduciaries to send proxy material to their principals. All expenses incurred in this solicitation of proxies will be paid by the Company.

As of the date of these proxy materials we are aware of the following matters that will be considered at the Annual Meeting:

1.	The re-election of one Director to the Board of Directors of the Company.

2.	The ratification of McConnell & Jones LLP as the Company’s independent public accountants for the fiscal year ending June 30, 2006.

3.	An amendment to the Company’s Articles of Incorporation to increase the authorized Common stock, $.001 par value per share, to 500,000,000 shares.

4.	An Amendment to the Designation of Powers, Preferences, Limitations, and Relative Rights for the Series NDC Stock to permit redemption thereof by the Company.

5.	The approval of the Company’s 2005 Executive Compensation Plan and certain options granted to certain officers thereunder.

QUORUM REQUIRED

The Company has two classes of voting stock outstanding: the Common Stock, $.001 par value per share, and the Series NDC Stock, $.001 par value per share. Together, these classes represent all the voting interests entitled to vote at the Annual Meeting. The presence of the holders of a majority of the issued and outstanding voting interests entitled to vote, either in person or represented by proxy, is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Proxies that withhold authority to vote for a nominee or abstain from voting on any matter are counted for the purpose of determining whether a quorum is present. Broker non-votes, which may occur when a broker or nominee has not received timely voting instructions on certain proposals, are not counted for the purpose of determining whether a quorum is present. If there are not sufficient voting interests represented at the Annual Meeting to constitute a quorum, the Annual Meeting may be adjourned until a specified future date to allow the solicitation of additional proxies.

VOTE REQUIRED FOR ADOPTION OF CERTAIN MATTERS

Directors are elected by a plurality of the votes cast at the Annual Meeting. The nominee that receives the greatest number of votes will be elected even though the number of votes received may be less than a majority of the voting interests represented in person or by proxy at the Annual Meeting. Proxies that withhold authority to vote for a nominee and broker non-votes will not prevent the election of such nominee if other stockholders vote for such nominee and a quorum is present.

The ratification of McConnell & Jones LLP as the Company’s independent public accountants requires the affirmative vote of a majority of the voting interests represented in person or by proxy at the Annual Meeting. Proxies that abstain from voting on this proposal have the same effect as a vote against this proposal. Broker non-votes will not have any effect on this proposal if a quorum is otherwise present.

The approval of an amendment to the Company’s Articles of Incorporation to increase the authorized Common Stock of the Company requires the affirmative vote of a majority of the outstanding voting interests. Proxies that abstain from voting and broker non-votes have the same effect as a vote against this proposal.

The approval of an amendment to the Certificate of Designations, Powers, Preferences, Limitations, and Relative Rights of the Series NDC Stock must be approved by the holders of a majority of the outstanding shares of Series NDC Stock voting separately. Proxies that abstain from voting and broker non-votes have the same effect as a vote against this proposal.

The approval of the Company’s 2005 Executive Compensation Plan and the options granted to certain officers thereunder requires the affirmative vote of a majority of the voting interests represented in person or by proxy at the Annual Meeting. Proxies that abstain from voting on this proposal have the same effect as a vote against this proposal. Broker non-votes will not have any effect on this proposal if a quorum is otherwise present.

Other matters that are properly brought before the Annual Meeting will require the affirmative vote of at lease a majority of the voting interests represented in person or by proxy at the Annual Meeting. We are not aware of any other matters that will be brought before the Annual Meeting at the time these Proxy Materials were mailed.

REVOCABILITY OF PROXIES; DISCRETIONARY AUTHORITY

Any stockholder executing a proxy retains the right to revoke it by signing and delivering a proxy bearing a later date, by giving notice of revocation in writing to the Secretary of the Company at any time prior to its use, or by voting in person at the Annual Meeting. All properly executed proxies received by us and not revoked will be voted at the Annual Meeting, or any adjournment thereof, in accordance with the specifications of the stockholder.  If no instructions are specified on the proxy, shares represented thereby will be voted FOR the election of the nominee described herein, FOR ratification of McConnell & Jones LLP as the Company’s independent public accountants for the current fiscal year, FOR the amendment to the Company’s Articles of Incorporation, FOR the amendment to the Certificate of Designations, Powers, Preferences, Limitations, and Relative Rights for the Series NDC Stock, and FOR approval of the 2005 Executive Compensation Plan. Proxies also grant discretionary authority to vote on any other matter that may properly come before the Meeting.

VOTING SECURITIES AND OWNERSHIP THEREOF
BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

At the close of business on October 28, 2005, the record date for the Annual Meeting, the Company had outstanding 112,337,569 shares of Common Stock, $.001 par value per share, and 14,158,593 shares of Series NDC Stock, $.001 par value per share. Each outstanding share of Common Stock and each outstanding share of Series NDC Stock is entitled to one vote with respect to the election of a director to each director position, one vote with respect to the ratification of McConnell & Jones LLP as the Company’s independent public accountants, one vote with respect to approval of the proposed amendment to the Articles of Incorporation, and one vote with respect to approval of the 2005 Executive Compensation Plan. Only the Series NDC Stock is entitled to vote on the amendment to the Certificate of Designations, Powers, Preferences, Limitations, and Relative Rights of the Series NDC Stock. Each share of Series NDC Stock is entitled to one vote on this proposal. Cumulative voting is not permitted under the Company’s Articles of Incorporation.

The following table lists the beneficial ownership of shares of the Company’s Common Stock and Series NDC Stock by (i) all persons and groups known by the Company to own beneficially more than 5% of the outstanding shares of the Company’s Common Stock or Series NDC Stock, (ii) each director and nominee, (iii) each of the Named Executive Officers; and (iv) all directors and executive officers as a group. None of the directors, nominees or officers of the Company owned any equity security issued by the Company’s subsidiaries other than director’s qualifying shares. Information with respect to officers, directors and their families is as of October 28, 2005 and is based on the books and records of the Company and information obtained from each individual. Information with respect to other stockholders is based upon the Schedule 13D or Schedule 13G filed by such stockholders with the Securities and Exchange Commission. Unless otherwise stated, the business address of each individual or group is the same as the address of the Company’s principal executive office.

Name of Individual or Group	Common Stock	Percent of Class(1)	Series NDC Stock	Percent of Class(2)	Total Voting Interests	Percent of Class(3)

Diane Dottavio, Ph.D. President, Chief Executive Officer, and Secretary, Director	2,074,643	1.9%	234,786	1.7%	2,309,429	1.8%

M. Dwight Cantrell Chief Operating Officer, Director	3,543,697(4)	3.2%	953,174	6.7%	4,496,868	3.6%

Robert G. Johnson Vice President, Business Development	846,819	*	18,458	*	865,277	*

Barbara J. Richardson Director	615,000	*	323,000	2.3%	938,000	*

Donald Leonard Director	10,000	*	-0-	*	10,000	*

ALL CURRENT OFFICERS AND DIRECTORS AS A GROUP	7,090,159	6.3%	1,529,418	10.8%	8,619,574	6.8%

* Less than 1%

(1)
Based on 112,337,569 shares of Common Stock outstanding as of October 28, 2005. Any shares represented by options exercisable within 60 days after October 23, 2004 are treated as being outstanding for the purpose of computing the percentage of class for such person but not for any other purpose.

(2)	Based on 14,158,593 shares of Series NDC Stock outstanding as of October 28, 2005.

(3)
Based on 126,496,162 voting interests outstanding as of October 28, 2005. Any shares represented by options exercisable within 60 days after October 23, 2005 are treated as being outstanding for the purpose of computing the percentage of class for such person but not for any other purpose.

(4)	Includes 211,656 shares owned of record by Mr. Cantrell’s spouse as to which Mr. Cantrell disclaims beneficial ownership.

ELECTION OF DIRECTORS

The Board of Directors of the Company consists of four directors, divided into two groups of one director and one group of two directors. One group is elected each year to serve a term of three years. The other directors continue to serve for the remainder of their respective terms. The person named below has been nominated by the Board of Directors for election at the Annual Meeting to serve as a director until the meeting of the Stockholders held in 2008. The nominee currently serves as a director of the Company, and the Board of Directors believes that such nominee will be willing and able to serve. If such person is unable to serve for good cause, or is unwilling to serve for any reason, proxies will be voted for the election of another person selected by the Board of Directors of the Company. We recommend that the nominee listed below be elected by the stockholders. Unless otherwise specified, all properly executed proxies received by us will be voted at the Annual Meeting or any adjournment thereof for the election of the person whose name is listed in the following table as the nominee for director whose term will expire in 2008.

PERSON NOMINATED FOR DIRECTOR WHOSE TERM WILL EXPIRE IN 2008

Name and Principal Occupation	Age	Director Since

Barbara J. Richardson(1)	58	2004
Ms. Richardson currently serves as Executive Director of a private educational facility founded by Grace Lutheran Church in the greater Houston area and Project Manager for KGR Promotions, Inc., a privately held advertising company. Ms. Richardson previously served as our Vice President of Operations until 2002 and has more than 10 years’ experience in management and marketing in a small business environment. Her previous association with Baylor College of Medicine in Houston utilized her knowledge and expertise in the areas of medical education, conference management, development of multi-media medical education materials, and FDA guidelines as they pertain to continuing medical education and marketing of new drugs and medical devices.

The following persons will continue to serve after the Annual Meeting.

DIRECTORS WHOSE TERMS EXPIRE IN 2006

Name and Principal Occupation	Age	Director Since

Dr. Diane Dottavio(2)	58	2003
Dr. Dottavio joined us in 2001 as our Vice President of Research and Development and became our Chief Executive Officer in 2004. Dr. Dottavio served as Director of Laboratory Instruction and Research at the University of Houston, from 1997 to 2003. Dr. Dottavio holds a B.S. in Biology, a M.S. in Organic Chemistry from the University of New Mexico, and a Ph.D. in Biochemistry from the University of Texas.

Donald Leonard(1)	45	2004
Mr. Leonard has over 27 years experience in the real estate industry and currently conducts classes for the Champions School of Real Estate. Mr. Leonard is a realtor and an investment broker who operates one of the largest individual real estate firms in the greater Houston area. He has been involved in all areas of the investment and management of commercial and residential properties. He has also created, produces and hosts a weekly real estate radio show.

DIRECTOR WHOSE TERMS EXPIRE IN 2007

Name and Principal Occupation	Age	Director Since

M. Dwight Cantrell(2)	60	1997
Mr. Cantrell served as our Chief Operations Officer. Mr. Cantrell served as our Chief Financial Officer from 1997 to 2005 and has served as our Chief Operating Officers since 2005. Mr. Cantrell is a Public Accountant and has maintained, and continues to maintain, a public accounting practice in the state of Texas since 1976. He has an extensive background in the banking and venture capital markets and is a member of the Association of Biotech Financial officers. He has served as CFO since 1997.

(1) Serves as an independent member of the Board of Directors.
(2) Serves as a non-independent member of the Board of Directors.

Meetings of the Board of Directors

The Board of Directors held 21 meetings during the fiscal year ended June 30, 2005. During that period no director attended fewer than 75% of the aggregate of (a) the total number of meetings of the Board of Directors (held during the period for which he or she was a director) and (b) the total number of meetings held by all committees of the Board of Directors on which he or she served (during the periods that he or she served).

Committees of the Board of Directors

The Board of Directors consists of four persons, two of which are independent as defined by Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. listing standards. The Board of Directors does not have a standing Audit Committee, Nominating Committee or Compensation Committee. The Board of Directors has determined that Mr. Cantrell is qualified as a financial expert. Mr. Cantrell is not an independent director.

Nominations to the Board of Directors

We have difficulty in attracting and retaining independent directors because of the risk of acting as a director for a public company, the lack of compensation for our directors, and the lack of liability insurance for serving as a director. The Board of Directors has not adopted a formal procedure for the nomination of candidates for the Board of Directors and relies on the judgment of its current directors in determining whether to nominate an individual for election to the Board of Directors. The Board of Directors accepts nomination from our stockholder, who may submit the names and relevant experience of nominees directly to the Company at its principal executive offices. All nominees are reviewed by the entire Board of Directors.

Communication with the Board of Directors and Attendance at Annual Meeting

Stockholders may communicate directly with the Board of Directors by letter addressed to the Board of Directors, c/o Corporate Secretary, Endovasc, Inc., 550 Club Drive, Suite 345, Montgomery, Texas 77316. The Secretary of the Company will forward all stockholder communications directly to the members of the Board of Directors. We encourage our directors to attend the Annual Meeting of Stockholders. Four directors attended the last Annual Meeting of Stockholders.

Compensation of Directors

Directors receive no salary for their services and receive no fee from the Company for their participation in meetings. All Directors, however, are reimbursed for their reasonable travel and other out-of-pocket expenses incurred in attending meetings of the Board of Directors.

EXECUTIVE OFFICERS

The names, ages and positions of all the executive officers of the Company as of October 28, 2005 are listed below. The term of each executive officer will expire at the meeting of directors following this Annual Meeting of Stockholders. There exist no arrangements or understandings between any officer and any other person pursuant to which the officer was elected.

Name	Age	Position	Held Current Office Since

Diane Dottavio, Ph.D.	58	President, Chief Executive Officer and Secretary	2004
M. Dwight Cantrell	60	Chief Operations Officer	2005
Clarice Motter	53	Chief Financial Officer and Treasurer	2005
Robert G. Johnson	33	Vice President Business Development	2003

Ms. Motter has served in the accounting, financial, tax and administrative professions for over 20 years. Prior to joining the Company, Ms. Motter served as Interim Chief Financial Officer and Controller for Allied Industries, Inc. from 1990 to present, of SGB Construction Services from 1990 to present and of Teal Construction Company from 1990 to present.

Mr. Johnson has been employed in various executive capacities by the Company since February 2003 and was named Vice President Business Development in August 2003. Prior to joining the Company, Mr. Johnson, held several financial management positions with the Alderwoods Group Inc., an operator of funeral homes and cemeteries, from November 1992 to January 2003.

There are no family relationships between any of the executive officers and there is no arrangement pursuant to which any executive officer is elected as an executive officer of the Company.

EXECUTIVE COMPENSATION

The following Summary Compensation Table shows the aggregate compensation paid or accrued by the Company during each of the last three fiscal years to or for all directors and each of the three (3) highest paid officers that have aggregate compensation in excess of $60,000 during the fiscal year ended June 30, 2005.

SUMMARY OF COMPENSATION

	Aggregate Compensation
Name and Principal Position	Year	Salary	Bonus	Pension Benefits Accrued	Estimated Annual Benefits upon Retirement	Restricted Stock Awards

Dr. Diane Dottavio President, Chief Executive Officer, and Secretary, Director	2005 2004 2003	$82,400 72,399 72,000	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	$81,154 -0- 65,100

M. Dwight Cantrell Chief Operations Officer, Director	2005 2004 2003	$71,300 72,199 72,000	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	$51,708 -0- 35,020

Robert G. Johnson Vice President Business Development	2005 2004 2003	$67,500 81,055 59,547	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	$31,673 39,000 -0-

Barbara J. Robertson Director	2005	-0-	-0-	-0-	-0-	600

Donald Leonard Director	2005	-0-	-0-	-0-	-0-	600

Grants and Exercises of Stock Options and Stock Appreciation Rights

In May 2003, the Company adopted the 2003 Stock Compensation Plan (the “2003 Plan”) in order to attract and retain highly qualified and experienced directors, employees and consultants and to give such directors, employees and consultants a continued proprietary interest in the success of the Company. Under the 2003 Plan, the Company may award up to 10,000,000 shares of its stock or options to purchase its stock to the directors, employees and consultants of the Company. All terms of the awards granted under the 2003 Plan are at the discretion of the Board of Directors but will expire not more than ten years from the date of grant.

No options or awards were granted to or exercised by any of the named executive officers under the 2003 Plan during the fiscal year ended June 30, 2005, As of June 30, 2005, 7,860,758 shares of common stock or options/warrants have been issued under the 2003 Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Each officer and each director of the Company is required by Section 16(a) of the Securities Exchange Act of 1934 to report to the Securities Exchange Commission all transactions in the Company’s Common Stock within a specified time period. Except as set forth in the following table all persons who are or were at any time during the fiscal year ended June 30, 2005 an officer or director or 10% stockholder of the Company timely filed all reports and reported all transactions required to be reported under Section 16(a) of the Securities Exchange Act of 1934. The following information is based on the contents of reports filed by each individual with the Securities and Exchange Commission and the written representations of our present executive officers that no Form 5 is required to be filed by such executive offers.

Name	Transactions Reported Late	Unreported Transactions

M. Dwight Cantrell
Barbara Richardson
Dr. Diane Dottavio
Donald Leonard
Robert G. Johnson

SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

On June 13, 2005, we were advised that Ham, Langstom & Brezina LLP, our public accountants for the year ended June 30, 2004, would not act as our independent public accountants for the year ended June 30, 2005. The opinion of Ham, Langstom & Brezina LLP for the year ended June 30, 2004 was qualified as to uncertainty relating to continuation as a going concern but did not otherwise contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, scope, or accounting principles. The prior independent public accountants have not advised us of any matters required to be disclosed pursuant to Item 304(a)(1)(v) and there were no disputes or disagreements between us and the prior independent accountants relating to any matters of accounting principle or practice, financial statement disclosure, or auditing scope or procedure for the fiscal years ended June 30, 2004. We engaged McConnell & Jones LLP on August 16, 2005 to act as independent public accountants for the year ended June 30, 2005. The decision to engage McConnell & Jones was ratified by the majority of the Board of Directors of the Company.

The Board of Directors has appointed the firm of McConnell & Jones LLP as independent public accountants of the Company for the fiscal year ending June 30, 2006. Neither McConnell & Jones LLP, nor any of its associates, has any relationship with the Company or any affiliate of the Company other than the usual relationship that exists between independent public accountants and clients. Representatives of McConnell & Jones LLP and Ham, Langstom & Berzina LLP will be present at the Annual Meeting. Such representatives may make a statement if they desire to do so and will be available to respond to appropriate questions. We recommend that the appointment of McConnell & Jones LLP as independent public accountants for the Company for the fiscal year ending June 30, 2006 be ratified by the stockholders. Unless otherwise indicated, all properly executed proxies received by the Company will be voted FOR such ratification at the Annual Meeting or any adjournment thereof. The ratification of McConnell & Jones LLP as the independent public accountants of the Company will not be binding on the Company and the Board of Directors may select a new firm to act as the independent public accountants of the Company at any time in their discretion. An adverse vote will be considered a direction to the Board of Directors to select other independent public accountants in the following year.

Audit Fees

The aggregate fees billed for professional services rendered by our independent accountants for the audit of our financial statements for the fiscal year ended June 30, 2005 and for the reviews of the financial statements included in our Quarterly Reports on Form 10-QSB for said fiscal year were $48,900.

The aggregate fees billed for professional services rendered by our independent accountants for the audit of our financial statements for the fiscal year ended June 30, 2004 and for the reviews of the financial statements included in our Quarterly Reports on Form 10-QSB for said fiscal year were $48,000.

Audit-related Fees

We were not billed by our independent accountants for assurance or related services in connection with the audits of our financial statements during the fiscal years ended June 30, 2005 and June 30, 2004.

Tax Fees

We were not billed by our independent accountants for tax compliance, tax advice or tax planning during the fiscal years ended June 30, 2005 and June 30, 2004.

All Other Fees

No other fees were billed any other professional services rendered by our independent accountants for the fiscal years ended June 30, 2005 and June 30, 2004.

Pre-Approval of Audit and Permissible Non-Audit Services

The Board of Directors meets with our principal independent accountants at least once each year to establish the scope and cost of the annual audit. Our principal independent accountants are not authorized to perform other services for without the express prior approval of the Board of Directors, which approval was obtained in connection with all audit and other fees described above for the fiscal year ended June 30, 2005.

AMENDMENT TO ARTICLES OF INCORPORATION

As of October 28, 2005, we had outstanding 126,496,162 shares of our capital stock consisting of 112,337,569 shares of Common Stock and 14,158,593 shares of Series NDC Stock, leaving a total of 73,503,838 shares of authorized and unissued capital stock. The market price for shares of our Common Stock at October 28, 2004 was approximately $.03 per share.

In October 2004, we began operating as a business development company pursuant to Section 54 of the Investment Company Act of 1940, and are no longer a development stage company. In connection with our operations as a business development company our Board of Directors authorized the offering of shares of our Common Stock, $.001 par value per share, having a value of up to $5,000,000 pursuant to Regulation E under the Securities Act of 1933. Proceeds from the offering were used to pay our operating costs and to make additional investment in our wholly owned subsidiaries. Based on the number of authorized and unissued shares of Common Stock and the anticipated market price of our Common Stock in the offering, we believe that, we currently will not have sufficient authorized and unissued capital stock to complete this offering.

In addition, we intend to raise the additional funds necessary to undertake Phase III trials of the Liposomal Encapsulated Prostaglandin E1, the primary investigative drug developed by Liprostin, Inc., one of our subsidiaries. We estimate that the trial expenditures will require an additional investment in Liprostin, Inc. and expect to obtain the necessary funding from sale of authorized and unissued capital stock. Unless our authorized capital is increased, we will not have sufficient unissued capital stock to raise the funds necessary to undertake the Phase III trials and we may be unable to obtain approval of this promising product.

The Board of Directors has previously adopted an amendment to the Company’s Articles of Incorporation to increase the authorized Common Stock, $.001 par value per share, from 200,000,000 shares to 500,000,000 shares. We recommend that the stockholders of the Company approve the amendment to the Articles of Incorporation increasing the number of shares of Common Stock, $.001 par value per share, that the Company is authorized to issue to 500,000,000 shares. Unless otherwise indicated, all properly executed proxies received by the Company will be voted FOR approval of the proposed amendment.

POTENTIAL DEFENSES AGAINST HOSTILE TAKEOVERS

The increase in the number of authorized and unissued shares of Common Stock may have the effect of discouraging an offer to acquire control of the Company and could be used by us to prevent any person from gaining control of the Company without our consent. The following discussion summarizes the operation and effect of certain provisions in the Company’s Articles of Incorporation, including the increase in the authorized and unissued shares of Common Stock, which may have an anti-takeover effect by making any attempted acquisition of control more costly.

Authorized Shares of Common Stock. The Company’s Articles of Incorporation, after amendment, would authorize the issuance of up to 500,000,000 shares of Common Stock, $.001 par value per share. Authorized and unissued shares of Common Stock may be issued by us without consent or approval of the stockholders of the Company and could be used to fund a stockholders’ rights plan or other anti-takeover provision or issued by us to a friendly stockholder to prevent the acquisition of control by an unfriendly stockholder. The existence of a large number of authorized and unissued shares of Common Stock may discourage any offer by a person seeking control without our prior approval and may deprive the stockholders of the Company of the ability to approve or disapprove a change in control of the Company.

Authorized Shares of Preferred Stock. The Company’s Articles of Incorporation presently authorize the issuance of up to 20,000,000 shares of serial preferred stock, which may be issued by us without any action on the part of the stockholders. We may establish preferential rights to vote, receive distributions or approve actions by the Company in the preferred stock and provide that the holders of the preferred stock must separately approve any merger by the Company. Authorized and unissued shares of preferred stock could also be used to fund a stockholder’s rights plan or other anti-takeover provision or issued by us to a friendly stockholder to prevent the acquisition of control by an unfriendly stockholder. The existence of a large number of authorized and unissued shares of preferred stock may discourage any offer by a person seeking control without our prior approval and may deprive the stockholders of the Company of the ability to approve or disapprove a change in control of the Company.

Stockholder Meetings. The Company’s Articles of Incorporation presently provide that annual stockholder meetings may be called only by the Board of Directors or its duly designated committee. Although we believe that this provision will discourage stockholder attempts to disrupt the business of the Company between Annual Meetings, its effect may also deter unfriendly attempts to gain control of the Company and may make it more difficult for any stockholder to remove a director or elect new directors.

Classified Board of Directors and Removal of Directors. The Company’s Articles of Incorporation presently provide for a “classified” board of directors in which one group of directors is elected at each Annual Meeting of stockholders. A classified board of directors could make it more difficult for stockholders, including those holding a majority of the Company’s outstanding stock, to force an immediate change in the composition of a majority of the board of directors. Since the terms of only one-third of the incumbent directors expire each year, it requires at least two annual elections for the stockholders to change a majority, whereas a majority of a non-classified board may be changed in one year. Moreover, the provisions providing for a classified board of directors may be amended only with the consent of 75% of the outstanding voting interests entitled to vote and a director may be removed only for cause and with the consent of 75% of the outstanding shares of stock entitled to vote.

Restriction on Filling Vacancies on the Board of Directors. The Company’s Articles of Incorporation presently provide that the number of directors (exclusive of directors, if any, to be elected by the holders of preferred stock) may be increased only with the consent of two-thirds of the entire Board of Directors. This makes it difficult for a stockholder, even one holding a majority of the outstanding voting interests, to gain control by increasing the size of the Board of Directors and electing additional directors to fill the vacancies.

Advance Notice Requirements for Nomination of Directors and Proposal of New Business at Annual Stockholder Meetings. The Company’s Articles of Incorporation presently provide that any stockholder desiring to make a nomination for the election of directors or a proposal for new business at a stockholder meeting must submit written notice not less than 30 or more than 60 days in advance of the meeting. This advance notice requirement may give management time to solicit its own proxies in an attempt to defeat any dissident slate of nominations or oppose any such proposal. Such provisions could make it more difficult to oppose management’s nominees or proposals, even if the stockholders believe such nominees or proposals are not in their interests.

AMENDMENT OF SERIES NDC STOCK

On June 27, 2003 we created a series of Common Stock, $.001 par value per share, by adopting the Designation of Powers, Preferences, Limitations and Relative Rights of Series NDC Stock (the “Series NDC Stock”). Shares of the Series NDC Stock were issued as a dividend on July 31, 2003 to our stockholders of record as of July 15, 2003. There are presently outstanding 14,158,593 shares of our Series NDC Stock.

The Series NDC Stock is a “tracking stock” whose value is based on the portion of our business that consists of the non-pharmaceutical and nutritional applications of our patents, licenses, products, and services, including the operation of Nutraceutical Development Corporation, a wholly owned subsidiary (the “Nutraceutical Operations”). Nutraceutical Operations did not contribute a significant amount of revenue or income but represented less than 5% of our aggregate operating expenses for the year ended June 30, 2005.

The Series NDC Stock votes with our other Common Stock on all matters except where separate voting is required by the laws of the State of Nevada. It is entitled to receive cash dividends only if declared by the Board of Directors and then out of the retained earnings (net of retained losses) arising from Nutraceutical Operations. In the event of liquidation of the Company, the Series NDC Stock is entitled to receive distributions, to the extent assets available for distribution exceed liabilities of the Company, in the same percentage that net retained earnings from Nutraceutical Operations bears to net retained earnings from all operations.

The Series NDC Stock is not convertible to Common Stock except in the case of a merger or consolidation with another company, the acquisition by a person of more than 50% of the outstanding voting interests of the Company, or the sale of substantially all of the Company’s assets. In such cases, the Series NDC Stock is converted to shares of Common Stock in the ratio that the amount is based on the ratio of the net retained earnings from Nutraceutical Operations bears to net retained earnings from all operations.

Substantial confusion relating to the Series NDC Stock exists among stockholders. The provisions relating to the liquidation and conversion of the Series NDC Stock could substantially undervalue such shares in the transactions if Nutraceutical Operations represent a significant portion of the value of the Company. In addition, the Designation of Powers, Preferences, Limitations, and Relative Rights were adopted before we elected to become a Business Development Company and are not consistent with accounting concepts applicable to Business Development Companies.

On October 21, 2005, the Board of Directors adopted an amendment to the Designation of Powers, Preferences, Limitations, and Relative Rights that would permit us to redeem the Series NDC Stock for the number of shares of Common Stock based on the relative market values of the Common Stock and the Series NDC Stock. A complete copy of the proposed amendment is attached as Exhibit A to these materials. Holders of the Series NDC Stock must approve the amendment adopted by the Board of Directors before it will become effective. Only holders of the Series NDC Stock are entitles to vote on this proposal. We recommend that the stockholders of the Company approve the amendment to the Designation of Powers, Preferences, Limitations and Relative Rights of the Series NDC Stock. Unless otherwise indicated, all properly executed proxies received by the Company will be voted FOR approval of the proposed amendment.

APPROVAL OF 2005 EXECUTIVE
COMPENSATION PLAN
AND
OPTIONS GRANTED TO OFFICERS

On October 21, 2005 our Board of Directors adopted the 2005 Executive Compensation Plan (the “Plan”). A copy of the Plan is attached as Exhibit B to these materials.

The Company is not presently able to compensate its officers, employees and consultants with cash because of the lack of available funds from operations. The Plan was adopted to provide a means by which the Company can attract and retain officers, employees and consultants and give such officers, employees and consultants an interest in the success of the Company.

Under the Plan, the Board of Directors (or a committee designated by the Board of Directors) may grant options to purchase shares of our Common Stock to officers, employees and independent consultants. Directors are not eligible to receive options under the Plan. As of the date of these materials we had four officers and six employees, including our executive officers eligible to receive options under the Plan.

The aggregate number of options that may be outstanding at any time may not exceed 15% of the number of shares of Common Stock outstanding at any time. The Board of Directors (or a committee thereof) has discretionary authority to designate the persons who are to receive options under the Plan, the number of shares of Common Stock subject to such options, and the other terms of such options. All options are required to have an exercise price of at least 100% of the market price on the date of grant and a term of not more than 10 years. Options may be exercised for cash, forgiveness of indebtedness (included indebtedness arising from unpaid wages or salary), delivery of shares of Common Stock having a market value on the date of exercise equal to the exercise price, or reduction in the total shares delivered by the number of shares having a market value on the date of exercise equal to the exercise price. Options are not assignable except by gift to a member of the recipient’s immediate family or a trust in which members of the recipient’s immediate family are the only beneficiaries. All options must be approved by a vote of our stockholders to be effective.

On October 21, 2005 our Board of Directors awarded the following options, subject to approval by the stockholders. All options are immediately exercisable at $.03 per share, and expire if unexercised on October 21, 2015.

Name and Position	Number of Shares

Dr. Diane Dottavio President, Chief Executive Officer and Secretary	1,662,033

M. Dwight Cantrell Chief Operating Officer	1,010,000

Robert G. Johnson Vice President Business Development	583,333

Barbara J. Richardson Director	-0-

Donald Leonard Director	-0-

All Executive Officers as a Group	3,280,366

All Directors who Are Not Executive Officers as a Group	-0-

All Employees as a Group other than Executive Officers	3,380,366

We recommend that the stockholders of the Company approve the 2005 Executive Compensation Plan and the grant of options to certain officers. Unless otherwise indicated, all properly executed proxies received by the Company will be FOR approval of the 2005 Executive Compensation Plan and the options granted to certain officers.

FORM 10-K FOR YEAR ENDED JUNE 30, 2005

The Company will provide without charge to any stockholder entitled to vote at the Annual Meeting a copy of its most recent Annual Report on Form 10-KSB upon receipt of a request therefor. Such requests should be directed to:

550 Club Drive, Suite 345
Montgomery, Texas 77316
(936) 582-5920

STOCKHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING

Stockholders may submit proposals for the 2006 Annual Meeting by sending such proposals to the attention of the Corporate Secretary at the Company’s principal executive offices. In order to be considered for inclusion in the proxy statement for the 2006 Annual Meeting, such proposals should be received by the Company on or before July 10, 2006. Any matter to be proposed by a stockholder without inclusion in the proxy statement must be submitted to the Secretary of the Company at least 30 days and not more than 60 days prior to the meeting to be properly before the meeting; provided however, that if the Company provides less than 40 days’ notice of any such meeting, a stockholder’s proposal may be submitted to the Secretary of the Company within 10 days after notice of such meeting is mailed to the stockholders.

EXHIBIT A
Amendment to
Designation of Powers, Preferences, Limitations, and Relative Rights
For the
Series NDC Stock

The Designation of Powers, Preferences, Limitations, and Relative Rights for the Series NDC Stock is amended by adding the following provisions to the end thereof:

11.   Conversion. The Corporation may, at its option and at any time, convert all, but not less than all, of the outstanding shares of Series NDC Stock into shares of Common Stock having a value on the date of such conversion equal to the value of the Series NDC Stock on such date, as follows:

(a)    The Corporation shall effect such conversion by adoption of a resolution by the Board of Directors of the Corporation which resolutions shall be dated as of the date of adoption (the “Adoption Date”) and shall set forth the date of the conversion (the “Conversion Date”), which shall be not less than 30 days after the Adoption Date. The shares of Series NDC Stock and the Common Stock shall be valued on the Conversion Date at the average of (i) if the Series NDC Stock is listed on any national securities exchange or automated quotation system, the average of the last reported transaction, regular way, on each of the five (5) Trading Days immediately preceding the Adoption Date as reported by the principal national securities exchange or automated quotation system on which the Series NDC Stock is listed (based on the aggregate dollar value of all securities listed or admitted to trading), (ii) if the Series NDC Stock is not listed on any national securities exchange or automated quotation system but is traded on the Over-the-Counter Bulletin Board, the average of the highest closing bid prices on the five (5) Trading Days immediately preceding the Adoption Date as reported by the National Association of Securities Dealers, Inc., (iii) if the Series NDC Stock is not listed on any national securities exchange or automated quotation system or traded on the Over-the-Counter Bulletin Board, the average of the highest closing bid prices on the five (5) Trading Days immediately preceding the Adoption Date as reported by the Pink Sheets LLC or any other reporting service selected by the Board of Directors, or (iv) if the Series NDC Stock is not listed on a national securities exchange or automated quotation system and bid and ask prices are not regularly reported by any established reporting services, the fair market value set by, or in a manner established by, the Board of Directors of the Corporation in good faith. “Trading day” shall mean a day on which the market on which the market used to determine the closing price is open for the transaction of business or the reporting of trades or, if the closing price is not so determined, a day on which the New York Stock Exchange is open for the transaction of business.

(b)    In the event of any conversion by the Corporation, written notice shall be mailed, certified mail, return receipt requested, to each holder of record of the Series NDC Stock as of the close of business on the Adoption Date, at the address last shown on the records of the Corporation for such holder or given by the holder to the Corporation for the purpose of notice (or if no such address appears or is given at the place where the principal executive office of the Corporation is located), notifying such holder of the conversion to be effected, specifying the Conversion Date and the number of shares of Common Stock that will be issued for each share of Series NDC Stock (the “Conversion Notice”). Except as provided in Section (c) and except as prohibited by Nevada Law, on or after the Conversion Date, each holder of Series NDC Stock shall surrender to the Corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Conversion Notice.

(c)    From and after the Adoption Date, all rights of the holders of the Series NDC Stock (except the right to receive shares of Common Stock upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. As of the Conversion Date the shares of Series NDC Stock shall be deemed to be no longer outstanding, and the holders thereof shall cease to be shareholders with respect to such shares and shall have no nights with respect thereto except the rights to receive from the Corporation shares of Common Stock upon surrender of their certificates therefor.

(d)    The Corporation shall not be required to issue or deliver fractional shares of any capital stock or of any other securities to any holder of Series NDC Stock upon any exchange or other distribution pursuant to this Section. If more than one share of Series NDC Stock shall be held at the same time by the same holder, the Corporation may aggregate the number of shares of any capital stock that shall be issuable or any other securities or property that shall be distributable to such holder upon any exchange or other distribution (including any fractional shares). If there are fractional shares of any capital stock or of any other securities remaining to be issued or distributed to the holders of Series NDC Stock, the Corporation shall, if such fractional shares are not issued or distributed to the holder, pay cash in respect of such fractional shares in an amount equal to the fair value thereof on the fifth Trading Day prior to the date such payment is to be made (without interest).

A-1

(e)    No adjustments in respect of dividends shall be made upon the exchange of any shares of Series NDC Stock; provided, however, that if the Conversion Date with respect to any shares of Series NDC Stock shall be subsequent to the record date for the payment of a dividend or other distribution thereon or with respect thereto, the holders of such Series NDC Stock at the close of business on such record date shall be entitled to receive the dividend or other distribution payable on or with respect to such shares on the date set for payment of such dividend or other distribution, in each case without interest, notwithstanding the subsequent exchange of such shares.

A-2

EXHIBIT B
2005 Executive Compensation Plan

SECTION 1.  PURPOSE OF THE PLAN.  The purpose of the 2005 Executive Compensation Plan (the “Plan”) is to maintain the ability of Endovasc, Inc., a Nevada corporation (the “Company”), and its subsidiaries to attract and retain highly qualified and experienced officers, employees and consultants and to give such officers, employees and consultants a continued proprietary interest in the success of the Company and its subsidiaries. In addition, the Plan is intended to encourage ownership of common stock, $.001 par value (the “Common Stock”), of the Company by the officers, employees and consultants of the Company, and to provide increased incentive for such persons to render services and to exert maximum effort for the success of the Company’s business.

SECTION 2.  ADMINISTRATION OF THE PLAN.

(a) Committee.  The Plan shall be administered by the Board of Directors of the Company (the “Board”) or a committee thereof designated by the Board with the specific authority to administer the Plan. As used in this Plan, the term “Committee” refers to the committee designated by the Board or, if no such committee has been designated, to the Board.

(b) Committee Action.  The Committee shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum, and all determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote of its members at a meeting duly called and held. The Committee may designate the Secretary of the Company or other Company employees to assist the Committee in the administration of the Plan, and may grant authority to such persons to execute award agreements or other documents on behalf of the Committee and the Company.

(c) Committee Expenses.  All expenses and liabilities incurred by the Committee in the administration of the Plan shall he borne by the Company. The Committee may employ attorneys, consultants, accountants or other professionals. Subject to the express provisions of the Plan, the Committee shall have discretionary authority to prescribe, amend and rescind rules and regulations relating to the Plan, to interpret the Plan, to prescribe and amend the terms of the option agreements (which need not be identical) and to make all other determinations deemed necessary or advisable for the administration of the Plan.

SECTION 3.  STOCK RESERVED FOR THE PLAN.

(a) Number of Shares.  Subject to adjustment as provided in Section 7 hereof the aggregate number of shares of Common Stock that may be subject to options granted under the Plan is the number of shares that is equal to 15% of the number of shares of Common Stock issued and outstanding at any time and from time to time. No amendment to the Plan shall be required to increase the number of shares of Common Stock subject to the Plan as a result of the number of shares of Common Stock from time to time issued and outstanding.

(b) Shares Subject to Plan. The shares subject to the Plan shall consist of authorized but unissued or treasury shares of Common Stock and such number of shares shall be and is hereby reserved for sale for such purpose. Any of such shares which may remain unsold and which are not subject to issuance upon exercise of outstanding options at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan or the termination of the last of the options granted under the Plan, whichever last occurs, the Company shall at all times reserve a sufficient number of shares to meet the requirements of the Plan. Should any option expire or be cancelled prior to its exercise in full, the shares theretofore subject to such option may again be made subject to an option under the Plan.

SECTION 4.  ELIGIBILITY.  The Participants shall include officers and employees of the Company and its divisions and subsidiaries, and consultants and attorneys who provide bona fide services to the Company. A Participant who has been granted an option hereunder may be granted additional options if the Committee shall so determine.

SECTION 5.  OPTIONS.

(a) Committee Discretion.  The Committee shall have sole and absolute discretionary authority to determine, authorize, and designate those persons pursuant to this Plan who are to receive options under the Plan and the number of shares of Common Stock to be covered by such grant and the terms thereof. The Committee shall thereupon grant options in accordance with such determinations as evidenced by a written option agreement.

(b) Terms and Conditions.  Each option granted under the Plan shall be evidenced by an agreement, in a form approved by the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate:

(i) Option Period.  The Committee shall promptly notify the Participant of the option grant and a written agreement shall promptly be executed and delivered by and on behalf of the Company and the Participant, provided that the option grant shall expire if a written agreement is not signed by said Participant (or his agent or attorney) and returned to the Company within 60 days from date of receipt by the Participant of such agreement. The date of grant shall be the date the option is actually granted by the Committee, even though the written agreement may be executed and delivered by the Company and the Participant after that date. Each option agreement shall specify the period for which the option thereunder is granted (which in no event shall exceed ten years from the date of grant) and shall provide that the option shall expire at the end of such period. If the original term of an option is less than ten years from the date of grant, the option may be amended prior to its expiration, with the approval of the Committee and the Participant, to extend the term so that the term as amended is not more than ten years from the date of grant.

(ii) Option Price.  The purchase price of each share of Common Stock subject to each option granted pursuant to the Plan shall be determined by the Committee at the time the option is granted and shall not be less than 100% of the fair market value of a share of Common Stock on the date the option is granted, as determined by the Committee.

(iii) Payment.  The option price shall be payable by (A) cash, (B) forgiveness of indebtedness or obligations, (C) delivery of shares of Common Stock having a fair market value on the date of exercise equal to the exercise price of the shares subject to the options exercised, (D) reduction in the total number of shares issued as a result of the exercise by the number of the shares having a fair market value on the date of exercise equal to the exercise price of the shares subject to the options exercised, or (E) any combination of the foregoing. The manner of the payment of the exercise price shall be specified in the option exercise notice.

(iv) Exercise Period.  The Committee may provide in the option agreement that an option may be exercised in whole, immediately, or is to be exercisable in increments. In addition, the Committee may provide that the exercise of all or part of an option is subject to specified performance by the Participant.

(v) Procedure for Exercise.  Options shall be exercised in the manner specified in the option agreement. The notice of exercise shall specify the address to which the certificates for such shares are to be mailed. A Participant shall be deemed to be a stockholder with respect to shares covered by an option on the date the Company receives an option exercise notice. As promptly as practicable, the Company shall deliver to the Participant certificates for the number of shares with respect to which such option has been so exercised, issued in the holder’s name or such other name as holder directs; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates with a carrier for overnight delivery, addressed to the holder at the address specified pursuant to this Section 5(b)(v).

(vi) Termination of Employment.  If an officer or employee to whom an option is granted ceases to be employed by the Company for any reason other than death or disability, any option which is exercisable on the date of such termination of employment may be exercised during a period beginning on such date and ending at the time set forth in the option agreement; provided, however, that if a Participant’s employment is terminated because of the Participant’s theft or embezzlement from the Company, disclosure of trade secrets of the Company or the commission of a willful, felonious act while in the employment of the Company (such reasons shall hereinafter be collectively referred to as “for cause”), then any option or unexercised portion thereof granted to said Participant shall expire upon such termination of employment.

(vii) Disability or Death of Participant.  In the event of the determination of disability or death of a Participant under the Plan while he or she is employed by the Company, the options previously granted to him may be exercised (to the extent he or she would have been entitled to do so at the date of the determination of disability or death) at any time and from time to time, within a period beginning on the date of such determination of disability or death and ending at the time set forth in the option agreement, by the former employee, the guardian of his estate, the executor or administrator of his estate or by the person or persons to whom his rights under the option shall pass by will or the laws of descent and distribution, but in no event may the option be exercised after its expiration under the terms of the option agreement. A Participant shall be deemed to be disabled if, in the opinion of a physician selected by the Committee, he or she is incapable of performing services for the Company of the kind he or she was performing at the time the disability occurred by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long, continued and indefinite duration. The date of determination of disability for purposes hereof shall be the date of such determination by such physician.

(viii) Assignability.  An option shall not be assignable or otherwise transferable, in whole or in part, by a Participant except that an option may be transferable by gift to a member of the Participant’s immediate family or to a trust in which the Participant and members of his immediate family are the only beneficiaries or by will or intestate succession.

(ix) No Rights as Stockholder.  No Participant shall have any rights as a stockholder with respect to shares covered by an option until the exercise thereof.

(x) Subject to Shareholder Approval.  Notwithstanding any grant of an option under this Plan by the Committee, no option shall be effective until it has been submitted to a vote of the shareholders of the Company and received the affirmative vote of at least a majority of the shareholders attending the meeting at which such vote is taken in person or by proxy.

SECTION 6.  EXTRAORDINARY CORPORATE EVENTS.

(a) No Effect on Restructure Rights.  The existence of outstanding options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issuance of Common Stock or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(b) Fundamental Change.  If the Company recapitalizes or otherwise changes its capital structure, or merges, consolidates, (b) sells all of its assets or dissolves (each of the foregoing a “Fundamental Change”), then thereafter upon any exercise of an option theretofore granted the Participant shall be entitled to purchase under such option, in lieu of the number of shares of Common Stock as to which option shall then be exercisable, the number and class of shares of stock and securities to which the Participant would have been entitled pursuant to the terms of the Fundamental Change if, immediately prior to such Fundamental Change, the Participant had been the holder of record of the number of shares of Common Stock subject to options issued under the Plan. If (i) the Company shall not be the surviving entity in any merger or consolidation (or survives only as a subsidiary of another entity), (ii) the Company sells all or substantially all of its assets to any other person or entity (other than a wholly owned subsidiary), (iii) any person or entity (including a “group” as contemplated by Section 13(d)(3) of the Exchange Act) acquires or gains ownership or control of (including, without limitation, power to vote) more than 50% of the outstanding shares of Common Stock, (iv) the Company is to be dissolved and liquidated, or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board (each such event in clauses (i) through (v) above is referred to herein as a “Corporate Change”), the Committee, in its sole discretion, may accelerate the time at which all or a portion of a Participant’s option may be exercised for a limited period of time before or after a specified date.

(c) Changes in Company’s Capital Structure.  If the outstanding shares of Common Stock or other securities of the Company, or both, for which the option is then exercisable at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, recapitalization, or reorganization, the number and kind of shares of Common Stock or other securities which are subject to the Plan or subject to any options theretofore granted, and the option prices, shall be proportionately adjusted

(d) Acceleration of Options.  Except as hereinbefore expressly provided (i) the issuance by the Company of shares of stock or any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the payment of a dividend in property other than Common Stock or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to options theretofore granted or the purchase price per share, unless the Committee shall determine, in its sole discretion, that an adjustment is necessary to provide equitable treatment to Participant. Notwithstanding anything to the contrary contained in this Plan, the Committee may, in its sole discretion, accelerate the time at which any option may be exercised, including, but not limited to, upon the occurrence of the events specified in this Section 6.

SECTION 7.  AMENDMENTS OR TERMINATION.  The Board may amend, alter or discontinue the Plan, but no amendment or alteration shall be made which would impair the rights of any Participant, without his consent, under any option theretofore granted.

SECTION 8.  COMPLIANCE WITH OTHER LAWS AND REGULATIONS.  The Plan, the grant and exercise of options thereunder, and the obligation of the Company to sell and deliver shares under such options or warrants, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of such shares under any federal or state law or issuance of any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable.

SECTION 9.  PURCHASE FOR INVESTMENT.  Unless the options and shares of Common Stock covered by this Plan have been registered under the Securities Act of 1933, as amended, or the Company has determined that such registration is unnecessary, each person acquiring or exercising an option under this Plan may be required by the Company to give a representation in writing that he or she is acquiring such option or such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

SECTION 10.  TAXES.

(a) The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any options granted under this Plan.

(b) Notwithstanding the terms of Paragraph 10(a), any Participant may pay all or any portion of the taxes required to be withheld by the Company or paid by him or her in connection with the exercise of a option by electing to have the Company withhold shares of Common Stock, or by delivering previously owned shares of Common Stock, having a fair market value, equal to the amount required to be withheld or paid. A Participant must make the foregoing election on or before the date that the amount of tax to be withheld is determined (“Tax Date”). All such elections are irrevocable and subject to disapproval by the Committee. Elections by Covered Participants are subject to the following additional restrictions: (i) such election may not be made within six months of the grant of an option, provided that this limitation shall not apply in the event of death or disability, and (ii) such election must be made either six months or more prior to the Tax Date. Where the Tax Date in respect of an option is deferred until six months after exercise and the Participant elects share withholding, the full amount of shares of Common Stock will be issued or transferred to him upon exercise of the option, but he or she shall be unconditionally obligated to tender back to the Company the number of shares necessary to discharge the Company’s withholding obligation or his estimated tax obligation on the Tax Date.

SECTION 11.  REPLACEMENT OF OPTIONS.  The Committee from time to time may permit a Participant under the Plan to surrender for cancellation any unexercised outstanding option and receive from the Company in exchange an option for such number of shares of Common Stock as may be designated by the Committee. The Committee may, with the consent of the holder of any outstanding option, amend such option, including reducing the exercise price of any option to not less than the fair market value of the Common Stock at the time of the amendment and extending the exercise term of any option.

SECTION 12.  NO RIGHT TO COMPANY EMPLOYMENT.  Nothing in this Plan or as a result of any option granted pursuant to this Plan shall confer on any individual any right to continue in the employ of the Company or interfere in any way with the right of the Company to terminate an individual’s employment at any time. The option agreements may contain such provisions as the Committee may approve with reference to the effect of approved leaves of absence.

SECTION 13.  EFFECTIVENESS AND EXPIRATION OF PLAN.  The Plan shall be effective on the date the Board adopts the Plan and the Plan and all options granted prior thereto have been approved by a majority of the outstanding shares of Common Stock. The Plan shall expire ten years after the date it becomes effective and thereafter no option shall be granted pursuant to the Plan.

SECTION 14.  GOVERNING LAW.  This Plan and any agreements hereunder shall be interpreted, enforced, and construed in accordance with the substantive laws of the state of incorporation of the Company, excluding any of its conflicts laws or choice of law principles, and applicable federal law.

FORM OF PROXY

ENDOVASC, INC.
550 Club Drive, Suite 345
Montgomery, Texas 77316

ANNUAL MEETING OF STOCKHOLDERS - DECEMBER 16, 2005
COMMON STOCK AND SERIES NDC STOCK PROXY

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned, hereby appoints Robert G. Johnson as attorney in fact and proxy with full power of substitution to vote, as designated on the reverse side, all shares of Common Stock, $.001 par value and/or all shares of Series NDC Stock, $.001 par value, of Endovasc, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held at 19785 Highway 105 W., Montgomery, TX on December 16, 2005 at 2:00 p.m. local time and at any adjournments thereof, upon all matters which may properly come before said Annual Meeting.

This proxy shall be voted in accordance with the instructions marked on the reverse side hereof. If no choice is marked, the above appointed Proxy has discretionary authority with respect to the election of directors, Proposal 2, Proposal 3, Proposal 4, Proposal 5, and any other matter that may properly come before the Annual Meeting.

Any proxy heretofore given by the undersigned with respect to such stock is hereby revoked. Receipt of the Notice of the Annual Meeting and Proxy Statement is hereby acknowledged.

(Please date and sign proxy on reverse side and return in enclosed envelope)

The Board of Directors recommends a vote “FOR” the Nominee listed below, “FOR” Proposal 2, “FOR” Proposal 3, “FOR” Proposal 4 and “FOR” Proposal 5.

1.	Re-Election of Barbara J. Richardson as a Director

FOR	☐	WITHHOLD AUTHORITY	☐

2.	Ratification of McConnell & Jones LLP as the independent public accountants of the Company for the fiscal year ending June 30, 2006.

FOR	☐	AGAINST	☐	ABSTAIN	☐

3.	Approval of the Amendment to the Articles of Incorporation to increase the number of shares of Common Stock authorized.

FOR	☐	AGAINST	☐	ABSTAIN	☐

4.	Approval of the Amendment to the Certificate of Designations for the Series NDC Stock.

FOR	☐	AGAINST	☐	ABSTAIN	☐

5.	For Approval of the 2005 Executive Compensation Plan.

FOR	☐	AGAINST	☐	ABSTAIN	☐

Date:	, 2005	Printed Name of Stockholder:

Signature:

Additional Signature, if held jointly

Please sign exactly as name appears hereon. If shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Number of Shares of Common Stock
Number of Shares of Series NDC Stock